Note 18 - Financial Instruments and Financial Risk	12 Months Ended
Oct. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]

18.     Financial Instruments and Financial Risk

Derivative instruments

The Company uses foreign currency forward exchange contracts to manage its foreign exchange risk. The Company enters into foreign exchange contracts to hedge anticipated U.S. dollar denominated sales that are expected to occur over its planning cycle, typically no more than 18 months into the future. If the derivative is designated as a cash flow hedge, the effective portions of the hedge gain or loss is initially reported as a component of accumulated other comprehensive income and subsequently reclassified into revenues when the hedged exposure affects earnings. Any ineffective portions of related gain or loss is recorded in earnings immediately. Derivatives not designated as hedges are recorded at fair value on the consolidated statement of financial position, with any changes in the mark to market being recorded in the consolidated statement of operations.

The Company has identified embedded derivatives in certain of its supply contracts as a result of the currency of the contract being different from the functional currency of the parties involved. Changes in the fair value of the embedded derivatives are recognized in the consolidated statements of operations.

The Company does not use derivatives for trading or speculative purposes and is not a party to leveraged derivatives. See further discussion of derivative financial instruments in Note 2, Summary of Significant Accounting Policies. The following table provides the fair value of all Company derivative instruments:

As of October 31	2013	2012
	Fair Value	Fair Value
Assets
Embedded derivatives(a)	$60	$10
Foreign currency forward contracts under cash flow hedges(b)	$84	$195
Liabilities
Embedded derivatives(a)	$1,908	$814
Foreign currency forward contracts under cash flow hedges(b)	$609	$60

(a) As of October 31, 2013 and 2012, total notional amounts for the Company’s certain supply contracts identified for embedded derivatives were approximately $46 million and $49 million, respectively.

(b) As of October 31, 2013 and 2012, total notional amounts for the Company’s foreign currency forward contracts under cash flow hedges were approximately $25 million and $33 million, respectively.

The following table summarizes the activities of the Company’s derivative instruments:

Years ended October 31	2013	2012	2011
Realized (gain) loss on foreign currency forward contracts under cash flow hedges	$168	$(561)	$-
Unrealized gain (loss) on foreign currency forward contracts under cash flow hedges	$(828)	$639	$55
Realized (gain) loss on foreign currency forward contracts not under cash flow hedges	$-	$(482)	$(327)
Unrealized (loss) gain on foreign currency forward contracts not under cash flow hedges	$-	$(79)	$(10)
Unrealized (loss) gain on embedded derivatives recorded in change in fair value of embedded derivatives	$(1,044)	$(12,020)	$2,649

Credit risk

Certain of the Company’s financial assets, including cash and cash equivalents, are exposed to credit risk. The Company may from time to time, invest in debt obligations and commercial paper of governments and corporations. Such investments are limited to those issuers carrying an investment-grade credit rating. In addition, the Company limits the amount that is invested in issues of any one government or corporation.

The Company is also exposed, in its normal course of business, to credit risk from its customers. As of October 31, 2013, accounts receivable is net of an allowance for uncollectible accounts of $nil (October 31, 2012 - $0.2 million).

Credit risk on financial instruments arises from the potential for counterparties to default on their contractual obligations to the Company. The Company is exposed to credit risk in the event of non-performance, but does not anticipate non-performance by any of the counterparties to its financial instruments.  The Company limits its credit risk by dealing with counterparties that are considered to be of high credit quality.  In the event of non-performance by counterparty, the carrying value of the Company’s financial instruments represents the maximum amount of loss that would be incurred.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in satisfying its financial obligations as they become due. The Company manages its liquidity risk by forecasting cash flows from operations and anticipated investing and financing activities. The Company has cash and cash equivalent totaling $323.1 million (October 31, 2012 - $109.4 million), cash generated by operations and the credit facilities which are sufficient to honor its financial obligations.

Valuation methods and assumptions for fair value measurements

Cash and cash equivalents, accounts receivable, notes receivable, income taxes recoverable, accounts payable, accrued liabilities, and income taxes payable have short periods to maturity and the carrying values contained in the consolidated statements of financial position approximate their estimated fair value.

Fair value hierarchy

The fair value of the Company’s financial instruments is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of financial instruments is determined by reference to quoted market prices for the same financial instrument in an active market (Level 1). If Level 1 fair values are not available, the Company uses quoted prices for identical or similar instruments in markets which are non-active, inputs other than quoted prices that are observable and derived from or corroborated by observable market data such as quoted prices, interest rates, and yield curves (Level 2), or valuation techniques in which one or more significant inputs are unobservable (Level 3).

The following table discloses the Company’s financial assets and liabilities measured at fair value on a recurring basis:

			As of October 31, 2013
Description	Level 1	Level 2	Level 3	Total
Cash equivalents	$100	$-	$-	$100
Derivative assets(Note 8)	$-	$144	$-	$144
Derivative liabilities (Note 12(b))	$-	$2,517	$-	$2,517

			As of October 31, 2012
Description	Level 1	Level 2	Level 3	Total
Cash equivalents	$100	$-	$-	$100
Derivative assets (Note 8)	$-	$205	$-	$205
Derivative liabilities (Note 12(b))	$-	$874	$-	$874

As of October 31, 2013 and 2012, the Company did not have any financial instruments that were measured using Level 3 valuation techniques and, therefore, no changes were presented for these periods.